UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

July 28, 2006
____________________________

SRKP 6, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51475 (Commission File Number)		20-2903491 (IRS Employer Identification No.)
1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067 (Address of Principal Executive Offices and zip code)

(310) 203-2902
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2006, SRKP 6, Inc., a Delaware corporation (the “Registrant” or “SRKP”), signed an Agreement and Plan of Merger (“Merger Agreement”) by and among the Registrant, Vicor Acquisition Corp., a Delaware corporation and the Registrant’s wholly-owned subsidiary (“Merger Sub”), and Vicor Technologies, Inc., a Delaware corporation (“Vicor”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Registrant will acquire Vicor through the merger of Merger Sub with and into Vicor, with Vicor continuing as the surviving corporation and a wholly-owned subsidiary of the Registrant (the “Merger”). The Registrant will issue shares of its common stock and preferred stock to the stockholders of Vicor in exchange for 100% of the issued and outstanding shares of common stock and preferred stock of Vicor. The Registrant will also assume options and warrants to purchase shares of common stock on the same terms and conditions as previously issued by Vicor. In addition, the Registrant will assume certain convertible notes issued by Vicor, which will become convertible into shares of the Registrant following the Merger.

At the effective time of the Merger, each share of common stock and preferred stock of Vicor will represent the right to receive two shares of common stock and preferred stock of the Registrant, respectively. Options and warrants to purchase shares of Vicor common stock will represent the right to receive options and warrants to purchase shares of common stock of the Registrant at the same exchange ratio. Similarly, holders of Vicor notes convertible into shares of Vicor common stock or preferred stock will be entitled to convert obligations under their notes into shares of the Registrant’s common stock or preferred stock, respectively, at this exchange ratio.

Existing stockholders of the Registrant will retain 8.3857% of the fully diluted capital stock of SRKP, which will be calculated by assuming full exercise and conversion of options, warrants and convertible securities other than certain convertible notes that will be excluded for the purposes of this calculation.

The closing of the Merger is subject to certain conditions, including without limitation, (i) approval of the Merger by the stockholders of Vicor, (ii) the filing and effectiveness of a registration statement to register the sale of shares issuable to stockholders of Vicor in exchange for their shares of common and preferred stock of Vicor, and (iii) execution and delivery of certain ancillary agreements and documents. Among the conditions to closing, the parties will be required to execute and deliver lock-up agreements with legacy stockholders of Vicor holding at least 95% of Vicor’s capital stock outstanding immediately before consummation of the Merger, which will restrict the sale of the Registrant’s stock issued to these stockholders in the Merger for a period of one year following the consummation of the Merger. Also as a condition to closing, the parties will be required to execute and deliver registration rights agreements with certain stockholders of the Registrant and another party who will receive shares of the Registrant’s common stock in connection with the Merger, which agreements will specify the terms on which the Registrant will register shares of common stock held by these parties. Any condition set forth in the Merger Agreement can be waived by the parties or the party for whose benefit the condition is intended.

The Registrant will change its corporate name from SRKP 6, Inc. to Vicor Technologies, Inc., or such other name as Vicor may select before the closing of the Merger.

The Merger will result in a change-in-control of the Registrant by Vicor and its stockholders and the assumption of Vicor’s operations and liabilities. In connection with the change-in-control, the Board of Directors and management of Vicor immediately before the Merger will become the Board of Directors and management of the Registrant.

The summary description of the Merger Agreement set forth herein does not purport to be a complete statement of the parties’ rights and obligations under the Merger Agreement and the transactions contemplated by the Merger Agreement. This description is qualified in its entirety by the text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

The proposed transaction will be submitted to Vicor’s stockholders for their consideration. SRKP and Vicor will file a registration statement, a joint proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about SRKP and Vicor, when they become available, at the SEC's Web site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained when they become available, without charge, by directing a request to SRKP 6, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, California 90067; (310) 203-2902, or Vicor Technologies, Inc., 2300 Corporate Blvd., N.W., Suite 123, Boca Raton, Florida 33432; (561) 995-7313.

SRKP and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vicor in connection with the Merger. Information about the directors and executive officers of SRKP and their ownership of SRKP common stock is set forth in SRKP’s Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the SEC on March 15, 2006. Additional information about SRKP’s directors and officers may be obtained by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable

(d)	Exhibits.

2.1
Agreement and Plan of Merger dated July 28, 2006 among SRKP 6, Inc., Vicor Technologies, Inc. and Vicor Acquisition Corp. (schedules and attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SRKP 6, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRKP 6, Inc.

Date: August 2, 2006	By:	/s/ Richard A. Rappaport
Richard A. Rappaport, President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger dated July 28, 2006 among SRKP 6, Inc., Vicor Technologies, Inc. and Vicor Acquisition Corp. (schedules and attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B).